Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the annual report of Allbritton Communications Company (the “Company”) on Form 10-K for the fiscal year ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert L. Allbritton, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert L. Allbritton
Robert L. Allbritton
Chairman and Chief Executive Officer

December 15, 2010